First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001

ADCPB Balance
-------------
Initial ADCPB                                               72,024,925.77
Prior Month ADCPB                                           13,926,159.77
Current Month ADCPB (Before addition of New Property)       13,023,584.29
Base Principal Amount (Prior - Current)                        902,575.47
Add:  ADCPB of New Transferred Property                              0.00
Ending ADCPB (Current + ADCPB of New Property)              13,023,584.29

Class A Interest Schedule
-------------------------

     Prior Month Class A Principal Balance                  11,073,329.31
     Class A Certificate Rate                                        6.29%
     One twelfth of Class A Certificate Rate                         0.52%
     Class A Certificate Interest                               58,042.70
     Prior Month Class A Overdue Interest                            0.00

     Class A Interest Due                                       58,042.70
     Class A Interest Paid                                      58,042.70

     Current Month Class A Overdue Interest                          0.00

Class A Principal Schedule
--------------------------

     Prior Month Class A Principal Balance                  11,073,329.31
     Class A Percentage                                             88.00%
     Base Principal Amount                                     902,575.47
                                                            -------------
     Class A Base Principal Distribution Amount                794,266.41
     Prior Month Class A Overdue Principal                           0.00
                                                            -------------
     Total A Note Principal Due                                794,266.41
     Additional amount due for floor payment                     6,038.62
     Additional Class A Principal Due                                0.00
                                                            -------------
     Class A Principal Paid                                    800,305.03

     Class A Overdue Principal                                       0.00
                                                            -------------

     Current Month Class A Principal Balance                10,273,024.28

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001


Class B-1 Interest Schedule
---------------------------

     Prior Month Class B-1 Principal Balance                 377,499.54
     Class B-1 Certificate Rate                                    7.01%
     One twelfth of Class B-1 Certificate Rate                     0.58%
     Class B-1 Certificate Interest                            2,205.23
     Prior Month Class B-1 Overdue Interest                        0.00

     Class B-1 Interest Due                                    2,205.23
     Class B-1 Interest Paid                                   2,205.23

     Current Month Class B-1 Overdue Interest                      0.00

Class B-1 Principal Schedule
----------------------------

     Prior Month Class B-1 Principal Balance                 377,499.54
     Class B-1 Percentage                                          3.00%
     Base Principal Amount                                   902,575.47
     Class B-1 Base Principal Distribution Amount             27,077.26
     Prior Month B-1 Overdue Principal                             0.00
     Additional amount due for floor payment                     205.86
     Total B-1 Note Principal Due                             27,283.12
                                                             ----------

     Class B-1 Principal Paid                                 27,283.12


     Class B-1 Overdue Principal                                   0.00

     Current Month Class B-1 Principal Balance               350,216.42

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001


Class B-2 Interest Schedule
---------------------------

     Prior Month Class B-2 Principal Balance                 314,583.14
     Class B-2 Certificate Rate                                    8.22%
     One twelfth of Class B-2 Certificate Rate                     0.69%
     Class B-2 Certificate Interest                            2,154.89
     Prior Month Class B-2 Overdue Interest                        0.00

     Class B-2 Interest Due                                    2,154.89
     Class B-2 Interest Paid                                   2,154.89

     Current Month Class B-2 Overdue Interest                      0.00

Class B-2 Principal Schedule
----------------------------

     Prior Month Class B-2 Principal Balance                 314,583.14
     Class B-2 Percentage                                          2.50%
     Base Principal Amount                                   902,575.47
     Class B-2 Base Principal Distribution Amount             22,564.39
     Prior Month B-1 Overdue Principal                             0.00
     Additional amount due for floor payment                     171.55
     Total B-2 Note Principal Due                             22,735.94

     Class B-2 Principal Paid                                 22,735.94

     Class B-2 Overdue Principal                                   0.00

     Current Month Class B-2 Principal Balance               291,847.20

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001


Floor Test

     Initial ADCPB                                          72,024,925.77
     Floor percent                                                   3.00%
                                                            -------------
     Floor                                                   2,160,747.77

     Ending ADCPB                                           13,023,584.29

     less
     Beginning Balance - Class A            11,073,329
     Beginning Balance - Class B1              377,500
     Beginning Balance - Class B2              314,583
                                            ----------
                                            11,765,412
     less
     Current Month Payment - Class A           794,266
     Current Month Payment - Class B1           27,077
     Current Month Payment - Class B2           22,564
                                            ----------
                                               843,908      10,921,503.93

     Excess of ending ADCPB over Note balance after initial  2,102,080.36 payments

     Excess (deficit) of excess balance over floor             (58,667.41)
     Cash available after payment of regular payments            6,416.03
                                                            -------------
     Additional payment to certificate holders                   6,416.03


Adjusted Floor Test
     Ending ADCPB                                           13,023,584.29

      less
        Beginning Balance - Class A         11,073,329
        Beginning Balance - Class B1           377,500
        Beginning Balance - Class B2           314,583
                                            ----------
                                            11,765,412
      less
        Current Month Payment - Class A        800,305
        Current Month Payment - Class B1        27,283
        Current Month Payment - Class B2        22,736
                                            ----------
                                               850,324      10,915,087.90

     Excess of ending ADCPB over Note balance after initial  2,108,496.39

     Excess (deficit) of excess balance over floor             (52,251.38)

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001


Servicing Fee Schedule
----------------------

     Prior Month ADCPB                                 13,926,160
     Servicer Fee Rate                                     0.5000%
     One-twelfth                                           0.0417%
     Servicer Fee                                        5,802.57

     Prior Servicer Fee Arrearage                            0.00
     Servicer Fee Due                                    5,802.57

     Servicer Fee Paid                                   5,802.57

     Current Servicing Fee Arrearage                         0.00

Back-Up Servicing Fee Schedule
------------------------------

     Prior Month ADCPB                                 13,926,160
     Back-Up Servicer Fee Rate                             0.0200%
     One-twelfth                                           0.0017%
     Back-up Servicer Fee                                  232.10

     Prior Back-Up Servicer Fee Arrearage                    0.00
     Total Back-Up Servicer Fee Due                        232.10

     Back-Up Servicer Fee Paid                             232.10

     Current Back-Up Servicing Fee Arrearage                 0.00


Trustee Fee Schedule
--------------------

     Trustee Fee                                           291.67
     Trustee Fee Rate                                      0.0100%

     Prior Trustee Fee Arrearage                             0.00
     Total Trustee Fee Due                                 291.67

     Trustee Fee Paid                                      291.67

     Current Trustee Fee Arrearage                           0.00


Certificate Premium Schedule
----------------------------

     Class A Certificate Principal Balance          11,073,329.31
     Monthly Premium Rate                                  0.0200%
     Prior Premium Arrearage                                 0.00
     Premium Amount Due                                  2,215.00

     Premium Amount Paid                                 2,215.00

     Current Premium Arrearage                               0.00

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001

Early Amortization Events
-------------------------

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or  [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or  [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001

Restricting Event Calculations
------------------------------

      (a) Event of Servicer Termination (Yes/No)                    No
                                                                -----------

      (b) Certificate Insurer makes an Insured Payment              No
                                                                -----------

      (a) Gross Charge-Off Event (Yes/No)                           No
                                                                -----------

      (b) Delinquency Trigger Event                                 No
                                                                -----------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001


Gross Charge-Offs (>=160 and accounts bought back by source)
-----------------------------------------------------------

                       Gross                              Gross                          Monthly
                      Defaults        Recoveries       Charge-Offs        ADCPB        Charge-Offs
                      --------        ----------       -----------        -----        -----------
     2 months prior           8,733         11,981           (3,248)      14,942,477         -0.26%
     1 month prior            2,716          3,894           (1,179)      13,926,160         -0.10%
     Current                      0         14,456          (14,456)      13,096,177         -1.32%


     3 Month Gross Charge-Off Ratio                                                          -0.56%
     Maximum Allowed                                                                          2.50%

30+ Delinquencies
-----------------
                                                                        Monthly
                       Delinquencies          ADCPB                  Delinquencies
                       -------------          -----                  -------------
     2 months prior            887,542         14,942,477                     5.94%
     1 month prior             840,673         13,926,160                     6.04%
     Current month             973,189         13,096,177                     7.43%

                       Delinquency Ratio:                                     6.47%
                       Maximum Delinquency Ratio:                             7.00%

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001
Issuer Restricting Event Calculations
-------------------------------------

      (a) Gross Defaults (>=180)                                    No
                                                                -----------

      (b) Issuer Delinquency Trigger Ratio                          No
                                                                -----------


Gross Defaults (>=180)
----------------------
                                                              Monthly
                        Gross Defaults       ADCPB         Gross Defaults
                        --------------       -----         --------------

          Current                       0     13,096,177           0.0000%
          1 month prior                 0     13,926,160           0.0000%
          2 months prior                0     14,942,477           0.0000%
                                        -    -----------           -------
          Sum/Average                   0     13,988,271           0.0000%
                                                                         4
                                                                         -
          Gross Defaults                                              0.00%

                 i A      Subordinated Percentage                    18.43%
                ii B      WAL of Remaining Leases                     2.08
                          Two                                         2.00
                          Ratio (i/ii)/2                              4.44%



Issuer Delinquency Trigger Ratio (90+ days)
------------------------------------------

                                                              Monthly
                          Delinquencies      ADCPB         Delinquencies
                          -------------      -----         -------------
          2 months prior          113,330    14,942,477            0.76%
          1 month prior           109,819    13,926,160            0.79%
          Current month           295,471    13,096,177            2.26%


                        Issuer Delinquency Trigger Ratio:          1.27%
                        Maximum Ratio Allowed:                     2.50%


Early Amortization Event
------------------------

      (1) Is Subordinate Interest less than 8.86% of ADCPB          No
                                                                -----------

      (2) Has a Gross Charge-Off Event Occurred?                    No
                                                                -----------

      (3) Has a Delinquency Event Occurred?                         No
                                                                -----------

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001


       Aging/Delinquency Statistics
       ----------------------------
                                                                       ADCPB              Total
       Current                                                      12,122,988            92.57%
       31-60 Days Past Due                                             435,082             3.32%
       61-90 Days Past Due                                             242,636             1.85%
       91+ Days Past Due                                               295,471             2.26%
                                                                  ------------             ----

       Total                                                        13,096,177           100.00%

       Certificate Factors
       -------------------

       Class A Notes                                               0.162082353
       Class B-1 Notes                                             0.162082229
       Class B-2 Notes                                             0.162082314


       Substitution Limits [Section 7]
       -------------------------------

       ADCPB as of Cut-Off Date                                  72,024,925.77
       Maximum Substitution (10% of Initial)                      7,202,492.58
       Maximum Substitution for Defaulted Contracts
       (5% of Initial)                                            3,601,246.29

       Prior month Cumulative ADCPB Substituted                   4,180,301.05
       Current month ADCPB Substituted                                       -
                                                                 -------------
       Cumulative ADCPB Substituted                               4,180,301.05

       Prior month Cumulative ADCPB Substituted for
       Defaulted Contracts                                        1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                   -
                                                                 -------------
       Cumulative ADCPB Substituted for Defaulted Contracts       1,320,928.59


       Portfolio Prepayment Statistics
       -------------------------------

       Prior month Cumulative ADCPB prepaid                      12,018,882.55
       Current month ADCPB prepaid                                    9,083.23
                                                                 -------------
       Cumulative ADCPB prepaid                                  12,027,965.78

       Prior month Cumulative ADCPB Defaulted                     4,537,285.31
       Current month ADCPB Defaulted                                         -
                                                                 -------------
       Cumulative ADCPB Defaulted                                 4,537,285.31

First Sierra Equipment Lease Trust 1996-2
---------------------------------------------------------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001


--------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                                      159,893.84
--------------------------

Lockbox Account
----------------
     Transfer of prior period Payments not yet transferred to Account                           (57,648.88)
     Transfer of prior period Excluded Amounts not yet transferred                              (32,767.37)
     Collections Received [5.02 (b)(d)]                                                         628,028.57
     Excluded Amounts [5.02 (d)][Definition]                                                    (52,481.56)
     Collections on Deposit due Collection Account [5.02 (d)]                                  (447,667.37)

     Ending Balance                                                                             197,357.23


Collection Account
------------------
     Beginning Balance, April 1, 2001                                                                                655,746.47
     --------------------------------

     Activities related to Collection Period ended April 1, 2001
     ----------------------------------------------------------
     Add:  Servicer Advance                                                                                          369,572.67
     Add:  Payments due Collection Account from last 2 business days prior period                                     57,648.88
     Add:  Add'l transfers                                                                                                 0.00
     Add: Amounts to Collection Acct from Security deposit account                                                         0.00
     Less: Total distributions on  April 10, 2001                                                                 (1,082,968.02)
     Activities related to Collection Period ended May 1, 2001
     ---------------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                                447,667.37
     Add:  Servicer Advances [5.03][6.01 b (ii)]                                                                           0.00
     Add:  Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                       0.00
     Add:  Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                  0.00
     Add:  Any Investment Earnings [6.01 b (v)]                                                                        1,530.40
     Add:  Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                            0.00
     Add:  Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                         0.00
     Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                                   0.00
     Add:  Security Deposits Related to Prepayment                                                                         0.00
     Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                                      0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01#d]                                    0.00
     Less: Amounts Sevicer Advanced but deems uncorrectable [6.01 d]                                                       0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                         0.00

     Ending balance on April 30, 2001 and May 1, 2001                                                                449,197.77

     Add: Servicer Advances to be deposited on Determination Date                                                    339,206.64
     Add: Payments due Collection Acct from last 3 business days                                                     132,863.84
     Add: Payments not yet transferred to the Collection Account                                                           0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                             0.00

     Adjusted Collection Account Balance                                                                             921,268.25

First Sierra Equipment Lease Trust 1996-2
------------------------------------------------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001
Security Deposit Account
------------------------
     Beginning Balance                                                                                   0.00
     Add: Balance deposited on closing date                                                              0.00
     Add: Security Deposits [6.02 b]                                                                     0.00
     Less: Amounts to Collection Account [6.02 c]                                                        0.00
     Add:  Investment Earnings                                                                           0.00
                                                                                                         ----

     Ending balance on April 30, 2001                                                                    0.00

     Less: Amounts to Collection Account [6.02 c]                                                        0.00

     Adjusted Security Deposit Account Balance                                                           0.00


New Transferred Property Funding Account
----------------------------------------

     Beginning Balance                                                                                                   0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                       0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                         ----

     Ending balance on April 30, 2001                                                                                    0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                         ----

     Adjusted New Transferred Property Funding Account Balance                                                           0.00

First Sierra Equipment Lease Trust 1996-2
------------------------------------------------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending May 1, 2001
Available Amount to Certificate Holders                                                                 921,268.25
---------------------------------------


Disbursements from Collection Account (On and after Initial amortization Date)
------------------------------------------------------------------------------

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                        0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                    0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)    Unreimbursed Servicer Advances from prior periods                                                         0.00
            (B)    Servicer Fee and unpaid Servicer Fee                                                                  5,802.57
            (C)    Servicing Charges inadvertently deposited in Collection Account                                           0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                        232.10

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                          2,215.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                          291.67

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                    58,042.70

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                                2,205.23

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                  2,154.89

     (x)    Class A Base Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                      794,266.41

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                              0.00

     (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1
            Principal [6.06 c (xii)] provided no restricting event exists                                               27,077.26

     (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2
            Principal [6.06 c (xiii)] provided no restricting event or issuer                                           22,564.39
            restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                               0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                                        0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                     0.00
            Net of Additional Principal Distribution to Class A, B1 & B2.

            a.     Class A Additional Principal Distribution Amount                                                      6,038.62

            b.     Class B1 Additional Principal Distribution Amount                                                       205.86

            c.     Class B2 Additional Principal Distribution Amount                                                       171.55

     Reviewed By:

     _________________________________________________________
     E. Roger Gebhart
     COO, EVP Capital Markets & Treasurer

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